                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement

            / /         Confidential,   for  Use  of  the  Commission  Only  (as
                        permitted by Rule 14a-6(e)2))

            /X/         Definitive Proxy Statement

            / /         Definitive Additional Materials

            / /         Soliciting  Material  Pursuant to Rule 14a-11(c) or Rule
                        14(a)-12

                             THE QUIGLEY CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

      Payment of filing fee (check the appropriate box):

      /X/               No fee required.

      / /               Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
Aggregate number of securities to which transaction applies:

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Exchange  Act Rule  0-11  (Set  forth the  amount  on which  the  filing  fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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            (5)         Total fee paid:

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            / /         Fee paid previously with preliminary materials.

           / /          Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)         Amount Previously Paid:

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Form, Schedule or Registration Statement no.:

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Filing Party:

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Date Filed:

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                             THE QUIGLEY CORPORATION
                                 Kells Building
                             621 Shady Retreat Road
                                 P. O. Box 1349
                              Doylestown, PA 18901
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             to be held May 1, 2002
                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual  Meeting of  Stockholders  of THE QUIGLEY
CORPORATION,  a NEVADA  Corporation  (the  "Company") will be held at Doylestown
Country Club, Green Street, P.O. Box 417, Doylestown, PA 18901 on Wednesday, May
1, 2002, at 4:00 P.M., local time, for the following purposes:

            (i)    To elect a Board of  Directors  to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

            (ii)   To ratify the  appointment of  PricewaterhouseCoopers  LLP as independent auditors for the year ending December 31, 2002.

            (iii)  To transact  such other  business as may properly come before the Meeting and any adjournments thereof.

Only  stockholders  of record at the close of business on March 15, 2002 will be entitled to notice of and to vote at the Annual Meeting of  Stockholders  or any adjournment thereof. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated  proxy,  or a written notice of revocation with the  Secretary  of the  Company,  or by voting in  person at the  Meeting.  If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the
Meeting.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKERS'  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                              By Order of the Board of Directors

                              ERIC H. KAYTES, Secretary

Doylestown, PA
April 1, 2002

WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO FILL
IN, DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  PROVIDED,  WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 Kells Building
                             621 Shady Retreat Road
                                 P. O. Box 1349
                              Doylestown, PA 18901
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                                  APRIL 1, 2002

This Proxy Statement is being  furnished in connection with the  solicitation of proxies by the Board of Directors of The Quigley  Corporation,  (the  "Company")
for use at the  Annual  Meeting  of  Stockholders  of the  Company to be held at
Doylestown Country Club, Green Street,  P.O. Box 417,  Doylestown,  PA 18901, on
Wednesday,  May 1, 2002 at 4.00 P.M., local time, and any  adjournments  thereof
(the "Meeting").

The  principal  executive  offices  of the  Company  are  located  at the  Kells
Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, Pennsylvania 18901.
The approximate  date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is April 1, 2002.

At the Meeting,  the following  proposals will be presented to the  Stockholders for approval:

            (i)    To elect a Board of  Directors  to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

            (ii)   To ratify the  appointment of  PricewaterhouseCoopers  LLP as independent auditors for the year ending December 31, 2002.

            (iii)  To transact  such other  business as may properly come before the Meeting and any adjournments thereof.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKERS'  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only  stockholders  of record at the close of business on March 15, 2002 will be entitled  to notice of and to vote at the  Meeting.  At the close of business on such record date, the Company had 10,675,153  shares of Common Stock,  par value
$.0005 per share (the "Common  Stock")  outstanding  and entitled to vote at the
Meeting.  Each outstanding  share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record
Date. A majority of the outstanding  shares of Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly  executed,  duly returned  and not  revoked  will be voted in  accordance  with the  instructions contained  therein.  If no instructions  are contained in a Proxy, the shares of
Common Stock represented  thereby will be voted (i) for election as directors of the  persons  who  have  been  nominated  by the  Board of  Directors,  (ii) for ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's independent  auditors for the year ending  December 31, 2002, and (iii) upon any other matter that may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a stockholder  may be revoked at any time  thereafter by written  notice of revocation  given to the Secretary of the
Company  prior  to the  vote to be  taken  at the  Meeting,  by  execution  of a subsequent Proxy that is presented at the Meeting, or by voting in person at the
Meeting,  in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority  conferred by such Proxy prior to such revocation.

Broker  "non-votes"  and the  shares of Common  Stock as to which a  stockholder abstains are included for purposes of  determining  the presence or absence of a quorum  for  the  transaction  of  business  at the  Annual  Meeting.  A  broker
"non-vote"  occurs when a nominee holding shares for a beneficial owner does not vote on a particular  proposal  because the nominee does not have  discretionary voting power with respect to that item and has not  received  instructions  from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2001, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common  Stock as of March 15, 2002 by each person known by the Company to be the beneficial  owner of more than five percent of the Common  Stock,  each director and executive officer and by all directors and executive officers of the Company as a group.  Unless  otherwise  indicated,  the address of each person or entity listed below is the Company's principal executive office.

 Five Percent Stockholders, Directors, and      Common Stock
        all  Executive Officers  and            Beneficially           Percent of
            Directors as a Group                 Owned  (1)                Class
 --------------------------------------------------------------------------------

 GUY J. QUIGLEY (2) (3) (4)                    4,040,264                  34.4

 CHARLES A. PHILLIPS (2) (3) (5)               1,796,206                  15.7

 GEORGE J. LONGO (2) (3) (6)                     515,000                   4.6

 ERIC H. KAYTES (2) (3) (7)                      628,404                   5.7

 JACQUELINE F. LEWIS (2) (8)                      55,000                   -

 ROUNSEVELLE W. SCHAUM (2) (9)                    40,000                   -

 CHARLES A. GENUARDI (2) (10)                     50,000                   -

 ALL DIRECTORS AND OFFICERS (11)               7,124,874                  52.9
 (Seven Persons)

(1)  Beneficial  ownership has been  determined  in  accordance  with Rule 13d-3 under the  Exchange  Act ("Rule  13d-3")  and unless  otherwise  indicated, represents  shares  for which the  beneficial  owner  has sole  voting  and investment  power. The percentage of class is calculated in accordance with
     Rule 13d-3 and  includes  options or other  rights to  subscribe  which are exercisable within sixty (60) days of March 15, 2002.
(2)  Director of the Company.
(3)  Officer of the Company.
(4)  Mr.   Quigley's   beneficial   ownership   includes  options  and  warrants
     exercisable within sixty (60) days from March 15, 2002, to purchase 840,000 shares of Common Stock,  options and warrants to purchase 239,000 shares of
     Common Stock  beneficially  owned by Mr. Quigley's wife and an aggregate of
     514,705 shares  beneficially  owned by members of Mr.  Quigley's  immediate family.
(5)  Mr.   Phillips'   beneficial   ownership   includes  options  and  warrants
     exercisable within sixty (60) days from March 15, 2002, to purchase 775,000 shares of Common  Stock,  and options to purchase  13,500  shares of Common
     Stock beneficially owned by Mr. Phillips' wife.
(6)  Mr. Longo's beneficial  ownership includes options and warrants exercisable within sixty (60) days from March 15, 2002, to purchase  475,000  shares of
     Common Stock.
(7)  Mr. Kaytes' beneficial  ownership includes options and warrants exercisable within sixty (60) days from March 15, 2002, to purchase  355,000  shares of
     Common Stock.
(8)  Ms.  Lewis'  address is 3805 Old Easton  Road,  Doylestown,  PA 18901.  Ms.
     Lewis' beneficial  ownership includes options exercisable within sixty (60)
     days from March 15, 2002, to purchase 55,000 shares of Common Stock.
(9)  Mr.  Schaum's  address is One  Bannister's  Warf,  Newport,  RI 02840.  Mr.
     Schaum's  beneficial  ownership  includes options  exercisable within sixty
     (60) days from March 15, 2002, to purchase 35,000 shares of Common Stock.
(10) Mr.  Genuardi's  address is 470 Norristown  Road,  Suite 300, Blue Bell, PA
     19422. Mr. Genuardi's  beneficial  ownership  includes options  exercisable within sixty (60) days from March 15, 2002,  to purchase  15,000  shares of
     Common Stock.
(11) Includes  an  aggregate  of  2,802,500  shares of Common  Stock  underlying options and warrants that are exercisable within sixty (60) days from March
     15, 2002.
                                       -2-

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

The following  table provides  summary  information  concerning cash and certain other  compensation for the years ended December 31, 2001, 2000 and 1999 paid or accrued by the Company to or on behalf of the Company's Chief Executive  Officer and each of the other most highly compensated  executive officers of the Company whose compensation exceeded $100,000 during 2001:

                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation                  Long-Term Compensation
                                                 -------------------------------------     ------------------------------

                                                                         Other Annual      Securities          All  Other
Name and Principal Position                      Salary      Bonus       Compensation      Underlying        Compensation
                                     Year          (1)        (2)            (3) (4)         Options              (5)
                                                   ($)        ($)              ($)             (#)                ($)
-------------------------------------------------------------------------------------------------------------------------

Guy J. Quigley                       2001       504,000     126,000          489,460         70,000            66,403
   Chairman of the                   2000       504,000                      536,851         70,000            66,403
   Board, President,                 1999       420,000                      814,701         85,000            65,903
   Chief Executive Officer

Charles A. Phillips                  2001       352,800      88,200          162,154         60,000            52,101
   Executive Vice President,         2000       352,800                      178,949         70,000            52,101
   Chief Operating Officer           1999       294,000                      271,567         85,000            51,601

George J. Longo                      2001       302,400      75,600                          55,000            28,320
   Vice President,                   2000       302,400                                      70,000            28,320
   Chief Financial Officer           1999       252,000                                     100,000            27,820

Eric H. Kaytes                       2001       230,400      57,600                          25,000            27,539
   Vice President,                   2000       230,400                                      70,000            27,539
   Secretary-Treasurer,              1999       192,000                                      50,000            27,039
   Chief Information Officer

(1)         Compensation paid pursuant to employment agreements.
(2)         Bonus's paid pursuant to the Company  attaining  specified sales and net income goals.
(3)         Additional compensation,  including founder's commission at 3.75% of sales  collected  less  certain  deductions  for  Mr.  Quigley,  and founder's  commission  at  1.25%  of sales  collected  less  certain deductions for Mr. Phillips.
(4)         The value of personal  benefits  for the  executive  officers of the
            Company that might be attributable to management as executive fringe benefits,  such as vehicles  can not be  specifically  or  precisely determined;  however,  it would not  exceed the lesser of $50,000 or
            10% of the total annual salary and bonus reported for any individual named above.
(5)         Includes amounts  attributable to the executive officers for reverse split dollar life  insurance  policies on which the Company pays the
            premiums.   These  insurance  policies  currently  provide  for  the
            proceeds to be used by the Company  for,  among  other  things,  the purchase of the officer's stock, at the fair market value,  from the officer's  estate if desired by the  executor of the  estate.  Also, included are matching contributions  attributable to each officer in the Company's 401(k) Plan.

Compensation Pursuant to Plans
------------------------------

An incentive  stock option plan was instituted in 1997,  (the "1997 Stock Option
Plan") and approved by the  stockholders in 1998.  Options  pursuant to the 1997
Stock  Option  Plan have been  granted to  directors,  executive  officers,  and employees  during 2001, 2000 and 1999. In early 1999, the Company  implemented a defined  contribution plan for its employees with the Company's  contribution to the plan being based on the amount of the employee plan contribution.

                                       -3-

Option Grants Table
-------------------

The following table sets forth certain information regarding stock option grants made to each of the executive officers during 2001:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           Potential Realizable
                                                   Percent of                                             Value at Assumed Rates
                                   Number of      Total Options                                        of Annual Rates of Stock
                                  Securities        Granted to                                            Price Appreciation for
                                  Underlying       Employees in         Exercise                             Option ($) (1)
                                   Options          Fiscal Year       or Base Price      Expiration
            Name                   Granted              (%)               ($/sh)           Date           5%             10%
--------------------------------------------------------------------------------------------------------------------------------

Guy J. Quigley                     70,000              17.5                1.26          12/10/11      55,300         140,700

Charles A. Phillips                60,000              15.0                1.26          12/10/11      47,400         120,600

George J. Longo                    55,000              13.8                1.26          12/10/11      43,450         110,550

Eric H. Kaytes                     25,000               6.3                1.26          12/10/11      19,750          50,250

(1)        The potential  realizable  portion of the foregoing table illustrates value that might be realized  upon  exercise  of options  immediately prior to the  expiration of their term,  assuming  (for  illustrative purposes only) the specified  compounded rates of appreciation on the
           Company's Common Stock over the term of the option.  These numbers do not take into account  provisions  providing for  termination  of the option following  termination of employment,  non-transferability  or difference in vesting periods.

Aggregated Option Exercises and Year-End Option Values Table
------------------------------------------------------------

The following  table sets forth  certain  information  concerning  stock options exercised  during 2001 and stock options,  which were  unexercised at the end of
2001 with respect to the executive officers:

              AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
             COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                  Number of         Value of
                                 Shares                           Securities       Unexercised
                                Acquired            Value         Underlying       In-the Money
                               on Exercise        Realized        Unexercised     Options at Year
              Name                (#)                ($)           Options          End ($) (1)
-------------------------------------------------------------------------------------------------

    Guy J. Quigley                 -                  -            840,000           398,800

    Charles A. Phillips            -                  -            775,000           388,400

    George J. Longo                -                  -            475,000           218,200

    Eric H. Kaytes                 -                  -            355,000           214,500

(1)        Represents the total gain that would be realized if all  in-the-money options  held at December  31,  2001 were  exercised,  determined  by multiplying  the  number  of shares  underlying  the  options  by the difference  between the per share option exercise price and $2.30 per share,  which was the closing price per share of the Company's Common
           Stock on December 31,  2001.  An option is  in-the-money  if the fair market value of the  underlying  shares exceeds the exercise price of the option.

                                      -4-

Royalty and Employment Agreements
---------------------------------

The  Cold-Eeze(R)  product is  manufactured  for the  Company by an  independent manufacturer  and  marketed by the Company in  accordance  with the terms of the licensing  agreement (between the Company and Godfrey Science & Design, Inc.
and  John C.  Godfrey,  Ph.D.;  hereinafter  "Dr.  Godfrey").  The  contract  is assignable by the Company with Dr. Godfrey's consent. Throughout the duration of the  agreement  Dr.  Godfrey is to receive a three percent (3%) royalty on sales collected, less certain deductions, of the Company's Cold-Eeze(R)products.

A separate  consulting  agreement between the parties referred to directly above was  similarly  entered  into on May 4, 1992 whereby Dr. John C. Godfrey and Dr.
Nancy J.  Godfrey are to receive a  consulting  fee of two percent (2%) on sales collected,  less certain deductions of the Company's  Cold-Eeze(R)  products for consulting services to the Company with respect to such products.

Pursuant to the license  agreement  entered  into between the Company and George
Eby  Research,  the Company  pays a royalty fee of three  percent  (3%) on sales collected, less certain deductions, of the Company's Cold-Eeze(R) products.

An employment  agreement between the Company and Guy J. Quigley was entered into on June 1, 1995,  whereby  Guy J.  Quigley is  employed  as the Chief  Executive
Officer  of the  Company  for a term  ending on May 31,  2005.  In  addition  to compensation for services as an officer of the Company,  Mr. Quigley is entitled to receive a founder's commission of five percent (5%) on sales collected,  less certain deductions, of the Company's Cold-Eeze(R) products, which is shared with
Charles  A.  Phillips  in a  ration  of 75%  and  25%,  respectively.  Upon  the termination  of the  contract  for any  reason,  Mr.  Quigley is entitled to the remainder of his compensation owed him through May 31, 2005.

An employment  agreement between the Company and Charles A. Phillips was entered into on June 1, 1995,  whereby  Charles A. Phillips is employed as the Executive
Vice President and Chief  Operating  Officer of the Company for a term ending on
May 31,  2005.  In addition to  compensation  for  services as an officer of the
Company,  Mr.  Phillips is entitled to receive  twenty five percent (25%) of the founder's  commission  received by Guy J. Quigley,  either  directly from Guy J.
Quigley or, if requested,  directly from the Company.  Should Mr.  Phillips make such a request upon the Company,  the amount owed to him would be deducted  from any commissions due Guy J. Quigley. Upon the termination of the contract for any reason,  Mr. Phillips is entitled to the remainder of his compensation  owed him through May 31, 2005.

George J.  Longo is  employed  as the Chief  Financial  Officer  of the  Company pursuant to an employment agreement dated November 5, 1996, for a term ending on
May 31, 2005.  The  agreement  provides  for a base salary of $150,000,  or such greater amount, as the Board of Directors may from time to time determine,  with annual  increases  over  the  prior  year's  base  salary.  In the  event of his disability,  Mr.  Longo is to  receive  the full  amount of his base  salary for eighteen months. Upon a change of control of the Company,  Mr. Longo is entitled to receive the remainder of compensation for the remaining term of the agreement until May 31, 2005.  Upon early  termination  by the Company  without  cause (as defined  in the  agreement),  the  Company  is  required  to pay Mr.  Longo  the remainder of the salary owed him through May 31, 2005.

The Company  entered into an employment  agreement  dated as of January 1, 1997, with Eric H. Kaytes on terms substantially similar to those of George J. Longo's employment  agreement  for a term  ending on  December  31,  2002.  Mr.  Kaytes'
agreement  provides for his  employment by the Company as its Chief  Information
Officer at a base salary of $100,000,  or such greater  amount,  as the Board of
Directors may from time to time determine,  with annual increases over the prior year's base salary.  Mr.  Kaytes is entitled to receive  severance  compensation equal to twelve months of his current  compensation  upon a change of control of the Company.  Upon early termination by the Company without cause (as defined in the  agreement),  the Company is required to pay Mr. Kaytes the remainder of the salary owed him through December 31, 2002.

   REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
            SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934
   -------------------------------------------------------------------------

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires the
Company's officers and directors, and persons who own more than ten percent of a registered  class  of the  Company's  equity  securities,  to  file  reports  of ownership and changes in ownership with the  Securities and Exchange  Commission
(the "Commission"). Officers,

                                       -5-

directors  and  greater  than  ten-percent  stockholders  are  required  by  the
Commission's regulations to furnish the Company with copies of all Section 16(a)
forms they file.

Each of Messrs. Quigley, Phillips, Longo, Kaytes, Schaum, Genuardi and Ms. Lewis
filed on a timely  basis  statements  of  changes  in  beneficial  ownership  of securities for 2001 as required by Section 16(a).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

For the year  ended  December  31,  2001,  $651,614  was paid or  payable  under founder's  commission  agreements  between the  Company  and Guy J.  Quigley and
Charles A.  Phillips,  who share a  commission  of 5% on sales  collected,  less certain deductions, of the Company's Cold-Eeze(R) products.

In the ordinary course of business, the Company has sales brokerage arrangements with  ScandaSystems  Ltd.  whose  President  and major  stockholder  is Mr. Gary
Quigley,  a relative of the Company's  Chief  Executive  Officer.  Approximately
$175,436  was paid or  payable  by the  Company to such firm  during  2001.  The
Company has consulting arrangements with the Kay Group, Inc. whose President and major  stockholder  is Mr.  David  Kaytes,  a relative  to the  Company's  Chief
Information Officer.  Approximately  $176,823 was paid or payable by the Company to such firm during 2001.  Certain  individuals  related to the Company's  Chief
Executive Officer are also employees of the Company whose aggregate compensation for 2001 was  $220,500  and an  aggregate  of option  grants to purchase  16,000 shares of the  Company's  Common Stock.  The Company  believes that the services performed by these firms and employees are on terms no more favorable than could have otherwise been obtained from an unaffiliated third party.

The Company is in the process of acquiring licenses in certain countries through related party  entities.  During 2001, fees amounting to $281,250 have been paid to a related entity to obtain such licenses.

               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL
               --------------------------------------------------

Proposal 1.  ELECTION OF A BOARD OF DIRECTORS

The  Directors  of the  Company  are  elected  annually  and hold office for the ensuing  year until the next  annual  meeting of  stockholders  and until  their successors  have been duly elected and  qualified.  The directors are elected by plurality of votes cast by  stockholders.  The Company's  by-laws state that the number  of  directors  constituting  the  entire  Board  of  Directors  shall be determined  by  resolution  of the Board of  Directors.  The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees  listed below.
Shares  represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual  director (by writing that  individual  director's  name  where  indicated  on the  proxy)  or for all directors  will be voted  "FOR" the  election  of all the  nominees  named below
(unless one or more  nominees are unable or  unwilling  to serve).  The Board of
Directors  knows of no reason why any such nominee  would be unable or unwilling to serve, but if such should be the case,  proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding  the current  ages,  terms of office and  business  experience  of the current directors and executive  officers of the Company,  all of whom are being nominated for re-election to the Board of Directors:
                                                                                                                Year First
                Name                                    Position                                   Age           Elected
      --------------------------------------------------------------------------------------------------------------------

      Guy J. Quigley  (1)                    Chairman of the Board, President, CEO                  60            1989

      Charles A. Phillips  (1)               Executive Vice President, COO and Director             54            1989

      George J. Longo                        Vice President, CFO and Director                       55            1997

      Eric H. Kaytes                         Vice President, CIO and Director                       47            1989

      Jacqueline F. Lewis*                   Director                                               56            1997

      Rounsevelle W. Schaum*                 Director                                               69            2000

      Charles A. Genuardi*                   Director                                               54            2001
          * Member of the audit committee   (1) Member of the compensation committee

                                       -6-

GUY J. QUIGLEY has been Chairman of the Board,  President,  and Chief  Executive
Officer of the Company since September 1989. Prior to this date, Mr. Quigley, an accomplished  author,  established and operated  various  manufacturing,  sales, marketing and real estate companies in the United States, Europe and the African
Continent.

CHARLES A. PHILLIPS has been Executive Vice President,  Chief Operations Officer and a Director of the Company since September  1989.  Before his employment with the Company,  Mr.  Phillips  founded and operated  KEB  Enterprises,  a gold and diamond  mining  operation  that was  based in Sierra  Leone,  West  Africa.  In addition,  Mr.  Phillips  served as a technical  consultant  for Re-Tech,  Inc.,
Horsham,  Pennsylvania,   where  he  was  responsible  for  full  marketing  and
production  of a prototype  electrical  device.  Mr.  Phillips  also serves as a director of Invicta Corporation.

GEORGE J. LONGO currently serves as Vice President,  Chief Financial Officer and
Director of the Company.  Mr.  Longo  assumed his duties as Vice  President  and
Chief  Financial  Officer for the Company in January  1997.  Mr.  Longo was also appointed  as a  Director  of the  Company in March  1997.  Before  joining  the
Company,  Mr.  Longo served as Chief  Financial  Officer of two  privately  held international  manufacturing firms and Manager of Corporate  Accounting with the predecessor pharmaceutical company to Aventis S.A. (NYSE-AVE), being responsible for  SEC  and IRS  compliance,  and was  involved  in  acquisition  and  general accounting issues. Prior to that, Mr. Longo was with KPMG LLP.

ERIC H. KAYTES currently serves as Vice President,  Chief  Information  Officer,
Secretary,  Treasurer and Director of the Company. From 1989 until January 1997,
Mr. Kaytes also served as the Chief Financial  Officer of the Company.  Prior to
1989 and concurrent with his  responsibilities  for the Company,  Mr. Kaytes had been an independent programmer and designer of computer software.

JACQUELINE  F. LEWIS,  appointed to the Board of Directors in December  1997, is presently Vice  President and Chief  Operating  Officer of D. A. Lewis,  Inc., a
direct mail  advertising  company that she  co-founded  in 1976. D. A. Lewis now employs  250 people.  Ms.  Lewis has also  served on the Board of  Directors  of
Suburban Community Bank since 1993.

ROUNSEVELLE  W. SCHAUM,  was  appointed to the Board of Directors in March 2000.
Since 1993, Mr. Shaum has served as Chairman of Newport Capital Partners,  Inc., an investment-banking  firm, specializing in the private placement of equity and convertible  debt  securities.  In such  capacity,  Mr.  Schaum has directed and organized  over  thirty  private  equity  placements  and served on the board of directors of numerous  public and private  emerging growth  companies.  Prior to
1993,  Mr.  Schaum  has held  senior  management  positions  with  international manufacturing  companies. He also served as the Chairman of the California Small
Business Development  Corporation,  a private venture capital syndicate, and was the founder of the Center of Management Sciences, a  management-consulting  firm that services  multinational high technology  companies and government agencies, including NASA and the Department of Defense.

CHARLES A.  GENUARDI,  appointed  to the Board of  Directors  in June 2001,  was
Chairman,  President  and  CEO of  Genuardi's  Family  Markets,  with  sales  of
approximately   $1  billion,   more  than  7,000  employees  and  40  stores  in
Pennsylvania,  Delaware  and New Jersey from 1990 to 2000,  when the company was sold to Safeway. Mr. Genuardi is a founding member of the Philadelphia Food Bank and  served as a member of the Board of  Directors  of St.  Joseph's  University
Academy of Food  Marketing.  He was a Director of the Food Marketing  Institute,
and a  member  of the  Coca-Cola  Retailing  Research  Council.  Currently,  Mr.
Genuardi serves on the Board of Directors of Gund, Inc., a leading  manufacturer of collectible toys and Genuardi Capital Appreciation Limited Partnership. He is
also a director of the Genuardi Family Foundation, which was established in 2001 to  perpetuate  the  Genuardi  family's  legacy of  philanthropy.  In 2000,  Mr.
Genuardi was named one of the top 50 business  leaders in the Delaware Valley by
Main  Line   Magazine  and   Genuardi's   Family   Markets  was   recognized  as
Pennsylvania's "Family Business of the Year."

Required Vote
-------------

Directors  are elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  Votes  withheld and broker  non-votes are not counted  toward a nominee's total.

Recommendation of the Board of Directors
----------------------------------------

The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

                                       -7-

Meetings and Committees of the Board of Directors
-------------------------------------------------

For the fiscal year ended  December  31, 2001,  there were four  meetings of the
Board  of  Directors.  Each  of  the  directors  attended  (or  participated  by telephone)  more  than  75% of such  meetings  of the  Board  of  Directors  and
Committees  on which they served in 2001.  During  2001,  the Board of Directors also acted by unanimous written consent in lieu of a meeting on one occasion.

The  Company  has three  standing  committees,  the Audit  Committee,  Executive
Operating  Committee and  Compensation  Committee.  Prior to establishing  these
Committees, the customary functions of such committees had been performed by the entire Board of  Directors.  The Board of Directors  does not  presently  have a standing nominating  committee,  the customary functions of such committee being performed by the entire Board of  Directors.  Stockholders  wishing to recommend candidates for  consideration  by the Board of Directors may do so by writing to the Secretary of the Company and providing the  candidate's  name,  biographical data and qualifications.

The members of the Audit Committee are Messrs. Schaum,  Genuardi, and Ms. Lewis.
Mr.  Schaum,  serves as Chairman  of the Audit  Committee.  The Audit  Committee
reviews,  analyzes  and makes  recommendations  to the Board of  Directors  with respect to the Company's accounting policies, controls and statements,  consults
with  the  Company's   independent  public  accountants,   and  reviews  filings
containing  financial  information of the Company to be made with the Securities and Exchange Commission. The Audit Committee met one time during 2001.

The members of the Executive Operating Committee are Messrs. Quigley,  Phillips,
Longo, and Kaytes. The Executive Operating Committee possesses and exercises all the  power  and  authority  of the  Board of  Directors  in the  management  and direction of the business and affairs of the Company,  except as limited by law, and except for the power to change the  membership  or to fill  vacancies on the
Board of Directors or the Executive Operating Committee. The Executive Operating
Committee met one time during 2001.

The members of the Compensation  Committee are Messrs. Quigley and Phillips. The
Compensation  Committee reviews and recommends the salary and other compensation of officers and key employees of the Company,  including non-cash benefits,  and designates the employees entitled to participate in the Company's benefits plans and other  arrangements,  as from  time to time  constituted.  The  Compensation
Committee also  administers  the Company's Stock Option Plans and recommends the terms of grants of stock  options and the persons to whom such options  shall be granted in accordance with such plans. These recommendations are then subject to approval by the full Board of  Directors.  The  Compensation  Committee  met two
times during 2001.

Compensation of Directors
-------------------------

Outside directors receive compensation  annualized at $12,000. In the event that there are more than five meetings of the Board during any particular  year, such director will receive an additional  $2,400 for each such meeting.  In addition, in 2001 the Board of Directors  approved the grant of Options to purchase 15,000 shares of Common Stock to each of the outside  directors,  at the time of grant, under the Company's 1997 Stock Option Plan.  Officers of the Company  receive no compensation for their service on the Board or on any Committee.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

The Board of Directors as a whole provides  overall guidance and approval of the
Company's executive  compensation  program. All members of the Board participate
in  the  approval  of  each  of  the  components  of  the  Company's   executive
compensation program described in the "Report on Executive  Compensation" except that no director who is also a Company employee  participates in the approval of their  respective  compensation.  Messrs.  Quigley  and  Phillips  serve  on the
Compensation  Committee. No other executive officer of the Company served on any other  committee  or the  compensation  committee of another  entity  performing similar functions during the fiscal year.

The report of the Audit Committee,  the report of the Compensation Committee and the performance graph that follow shall not be deemed  incorporated by reference by any general  statement  incorporating  by reference  this proxy  statement or future  filings  into any filing under the  Securities  Act of 1933 or under the
Securities  Exchange  Act  of  1934,  except  to the  extent  that  the  Company specifically  incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

                                       -8-

Report of the Audit Committee
-----------------------------

The members of the Audit Committee are Messrs. Schaum,  Genuardi,  Phillips, and
Ms. Lewis. Messrs.  Schaum,  Genuardi,  and Ms. Lewis are independent as defined under the rules of NASD and operate under a written charter adopted by the Board of Directors in 2000.  The only  non-independent  member of the Audit  Committee during  2001  was Mr.  Phillips,  the  Company's  Chief  Operating  Officer  and
Executive  Vice President who has been with the Company since 1989. As permitted under the NASD  requirements,  the Board of Directors  carefully  considered Mr.
Phillips' affiliation with the Company and his membership on the Audit Committee and determined that based on the need for continuity of membership and stability of the  Audit  Committee,  it is in the best  interest  of the  Company  and its stockholders  that Mr.  Phillips  continue  to serve  as a member  of the  Audit
Committee  during 2001.  Effective  January 2, 2002, Mr. Phillips  resigned as a member of the Audit Committee.

We have reviewed and discussed with management the Company's  audited  financial statements as of and for the year ended December 31, 2001.

We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters  required to be discussed by  Statement  on Auditing  Standards  No. 61,
Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  Additionally,  audit fees,  financial  information system designing and implementation  fees, and all other service fees that were paid or payable to  PricewaterhouseCoopers  LLP for
2001 were discussed and amounted to $101,400, zero, $27,757, respectively.

We  have  received  and  reviewed  written   disclosures  and  the  letter  from
PricewaterhouseCoopers LLP required by Independent Standards No. 1, Independence
Discussions with Audit  Committees,  as amended,  by the Independence  Standards
Board, and have discussed with the auditors the auditor's independence.

Based on the reviews and  discussions  referred to above,  we  recommend  to the
Board of Directors that the financial  statements  referred to above be included in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
31, 2001 for filing with the Securities and Exchange Commission.

Audit Committee

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Charles A. Genuardi

                                       -9-

Report on Executive Compensation
--------------------------------

General
-------

The  Compensation   Committee  reviews  and  recommends  the  salary  and  other compensation  of officers and key  employees of the  Company.  The  Compensation
Committee also  administers  the Company's  Stock Option Plan and recommends the terms of grants of stock  options and the persons to whom such options  shall be granted in  accordance  with such plan.  These  recommendations,  as  previously indicated, are subject to approval by the full Board of Directors.

Compensation Philosophy
-----------------------

In  reaching  decisions  regarding  executive  compensation,   the  Compensation
Committee  as well as the full  board  upon  approval  of such  recommendations, balances  the  total  compensation  package  for each  executive,  and  makes it variable,  with sales and profits  attained as well as achievement of annual and long-term goals. Competitive levels of compensation are necessary in attracting, rewarding,  motivating,  and  retaining  qualified  management.  The board  also believes that the potential for equity  ownership by management is beneficial in
aligning  management's  and  stockholders'   interests  in  the  enhancement  of
stockholder  value.  Section  162(m) of the Internal  Revenue  Code of 1986,  as
amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted  by the Company in any year with  respect to certain of the
Company's highest paid executives.  Certain performance-based  compensation that has been  approved by  stockholders  is not subject to the deduction  limit.  If necessary,  the  Company  may attempt to qualify  certain  compensation  paid to executive officers for deductibility  under the Code,  including Section 162(m).
However,  the Company may from time to time pay  compensation  to its  executive officers that may not be deductible.

Compensation Program
--------------------

The Company has a  comprehensive  compensation  program,  which consists of cash compensation,  both fixed and variable, and equity-based  compensation.  Overall compensation  is  predicated  on  industry  and peer  group  comparisons  and on performance  judgments as to the past and expected future  contributions  of the individual  executive  officer.  Specific  compensation  for each  executive  is designed to fairly  remunerate  that  employee of the Company for the  effective exercise of their  responsibilities,  their management of the business functions for which they are responsible,  their extended period of service to the Company and their  dedication and diligence in carrying out their  responsibilities  for the Company.

The  fixed  aspect  is  intended  to meet  the  requirements  of the  employment
contracts  in  effect  for  all  of  the  Company's  officers.   See  "Executive
Compensation - Royalty and Employment Agreements".  Employment agreements are in place to insure the Company of  consistency  of leadership  and the retention of qualified  executives,  and to foster a spirit  of  employment  security,  which thereby encourages decisions that will benefit long-term stockholders.  Variable compensation  is based upon the entire board  adopting and  approving  annually, sales and profit goals to be attained for the ensuing year.

Equity-based compensation is through options periodically granted under the 1997
Stock  Option Plan.  These  grants are designed to directly  reward and create a proprietary interest,  among the executive officers and other employees,  in the
Company,  which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

Compensation of the Chief Executive Officer
-------------------------------------------

Mr. Quigley's compensation was $1,119,460 in 2001. Mr. Quigley's compensation is based upon the factors described in the compensation  program section paragraphs above and is set forth in his employment contract.

Compensation Committee

Guy J. Quigley
Charles A. Phillips

                                      -10-

PERFORMANCE GRAPH

The following  graph reflects a five-year  comparison,  calculated on a dividend reinvested basis, of the cumulative total stockholder return on the Common Stock of the Company,  the NASDAQ Market Index, and a "peer group" index classified as drug related  products by Media General  Financial  Services ("MG Group Index").
The comparisons utilize an investment of $100 on January 1, 1996 for the Company and the  comparative  indices,  which then  measure the values for each group at
December 31 of each year presented. There can be no assurance that the Company's stock  performance will continue with the same or similar trends depicted in the following performance graph.

GRAPH  PLOT  POINTS

                                  1996      1997      1998      1999      2000       2001
                                  ----      ----      ----      ----      ----       ----
THE QUIGLEY CORPORATION          100.00    165.62     63.43     18.24      9.32      26.38
     MG GROUP INDEX              100.00    139.12     93.14     79.98     69.10     101.02
  NASDAQ MARKET INDEX            100.00    122.32    172.52    304.29    191.25     152.46

                                      -11-

Proposal 2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent  public  auditor  for the fiscal  year  ending  December  31,  2002.
Although the selection of auditors does not require  ratification,  the Board of
Directors has directed that the  appointment  of  PricewaterhouseCoopers  LLP be submitted to  stockholders  for  ratification  due to the  significance of their appointment to the Company.  A representative of  PricewaterhouseCoopers  LLP is expected  to be  present  at the  Meeting.  Such  representative  will  have  an opportunity to make a statement if so desired,  and will be available to respond to appropriate questions from stockholders.

Required Vote
-------------

The affirmative  vote of the holders of a majority of the shares of Common Stock present,  in person or by Proxy is required for  ratification of the appointment of  PricewaterhouseCoopers  LLP  as  independent  auditors  of the  Company.  An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an  "against"  vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company  recommends a vote "FOR" the  ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's  independent auditors for the year ending December 31, 2002.

                              STOCKHOLDER PROPOSALS
                              ---------------------

Proposals of  stockholders  intended for inclusion in the Proxy  Statement to be furnished  to all  stockholders  entitled to vote at the next Annual  Meeting of
Stockholders  of  the  Company  must  be  received  at the  Company's  principal executive  offices  not  later  than  December  5,  2002.  In order  to  curtail controversy  as to the date on which a proposal was received by the Company,  it is suggested that  proponents  submit their proposals by Certified Mail - Return
Receipt Requested.

With  respect to any  stockholder  proposals  to be presented at the next annual meeting  which are not included in the  Company's  proxy  materials,  management proxies  for such  meeting  will be entitled  to  exercise  their  discretionary authority to vote on such proposals  notwithstanding that they are not discussed in the proxy  materials  unless  the  proponent  notifies  the  Company  of such proposal by not later than February 17, 2003.

                            EXPENSES AND SOLICITATION
                            -------------------------

All expenses in connection with this  solicitation will be borne by the Company.
In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph  and personal  interview by officers,  directors  and employees of the
Company. The Company will, upon request,  reimburse brokerage houses and persons holding shares in the names of their nominees for their  reasonable  expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS
                                 --------------

The  Board  of  Directors  knows  of no  business  that  will be  presented  for consideration  at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such  business  in the best  judgment of the person or persons acting under the proxies.

Dated: April 1, 2002                         THE QUIGLEY CORPORATION

                                             By: /s/ Eric H. Kaytes
                                                 ----------------------
                                                 ERIC H. KAYTES, Secretary

                                      -12-